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                                                                    EXHIBIT 21.1

            NOBLE CORPORATION SUBSIDIARIES (AS OF FEBRUARY 24, 2005)

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
      SUBSIDIARY NAME                                                                        INCORPORATED OR ORGANIZED IN:
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
      Noble Holding (U.S.) Corporation (1)                                                                        Delaware
      Noble Holding Europe Sarl (1)                                                                             Luxembourg
      Noble Drilling (Cyprus) Limited (1)                                                                           Cyprus
      Noble Engineering & Development Limited (1)                                                           Cayman Islands
      Noble Downhole Technology Ltd. (1)                                                                    Cayman Islands
      Noble Holding International Limited (1)                                                               Cayman Islands
      Noble Drilling Corporation (2)                                                                              Delaware
      Noble Wellbore Technologies Inc. (2)                                                                        Delaware
      Noble Drilling Holding LLC (3)                                                                              Delaware
      Noble Drilling Americas LLC (3)                                                                             Delaware
      Noble International Services LLC (3)                                                                        Delaware
      Noble North Africa Limited (3)                                                                        Cayman Islands
      Noble Drilling Holding Limited (4)                                                                       Switzerland
      Noble Drilling (Denmark) Holding ApS (4)                                                                     Denmark
      Noble Drilling (Deutschland) GmbH (5)                                                                        Germany
      Noble Technology (Canada) Ltd. (5)                                                                            Canada
      Noble Engineering & Development de Venezuela C.A. (6)                                                      Venezuela
      Noble Drilling International Inc. (7)                                                                       Delaware
      Noble Drilling Services Inc. (7)                                                                            Delaware
      Noble Drilling (U.S.) Inc. (7)                                                                              Delaware
      Noble Earl Frederickson LLC (7)                                                                             Delaware
      Triton Engineering Services Company (7)                                                                     Delaware
      WELLDONE Engineering GmbH (8)                                                                                Germany
      Maurer Technology Incorporated (9)                                                                          Delaware
      Noble (Middle East) Limited (10)                                                                      Cayman Islands
      Sedco Dubai LLC (11)                                                                                           Dubai
      Noble Brasil Investimentos e Participacoes Ltda. (12)                                                         Brazil
      Noble Drilling (Norway) AS (13)                                                                               Norway
      Noble Drilling Services (Norge) AS (13)                                                                       Norway
      Noble John Sandifer LLC (14)                                                                                Delaware
      Noble Drilling (Jim Thompson) Inc. (14)                                                                     Delaware
      Noble (Gulf of Mexico) Inc. (14)                                                                            Delaware
      Noble Drilling Exploration Company (14)                                                                     Delaware
      Noble Asset Mexico LLC (14)                                                                                 Delaware
      Noble Bill Jennings LLC (14)                                                                                Delaware
      Noble Johnnie Hoffman LLC (14)                                                                              Delaware
      Noble Leonard Jones LLC (14)                                                                                Delaware
      Noble Drilling (Canada) Ltd. (15)                                                                            Alberta
      Triton Engineering Services Company, S.A. (16)                                                             Venezuela
      Triton International, Inc. (16)                                                                             Delaware
      Noble Drilling International (Cayman) Ltd. (17)                                                       Cayman Islands
      Maregem AS (18)                                                                                               Norway
      International Directional Services Ltd. (19)                                                                 Bermuda
      Noble Asset Company Limited (19)                                                                      Cayman Islands
      Noble Asset (U.K.) Limited (19)                                                                       Cayman Islands
      Noble Contracting GmbH (19)                                                                              Switzerland
      Noble Drilling (Nigeria) Ltd. (19)                                                                           Nigeria
      Noble Drilling (Paul Wolff) Ltd. (19)                                                                 Cayman Islands
      Noble Drilling (TVL) Ltd. (19)                                                                        Cayman Islands
      Noble Enterprises Limited (19)                                                                        Cayman Islands
      Noble International Finance Company (19)                                                              Cayman Islands
      Noble International Limited (19)                                                                      Cayman Islands
      Noble Mexico Limited (19)                                                                             Cayman Islands
      Noble-Neddrill International Limited (19)                                                             Cayman Islands
      Noble Drilling (N.S.) Limited (19)                                                                              U.K.
      Noble Drilling (Denmark) ApS (19)                                                                            Denmark
      Noble Campeche Limited (19)                                                                           Cayman Islands
      Noble Drilling (Carmen) Limited (19)                                                                  Cayman Islands
      Noble Gene Rosser Limited (19)                                                                        Cayman Islands
      Noble Mexico Services Limited (19)                                                                    Cayman Islands
      Noble Offshore Contracting Limited (19)                                                               Cayman Islands
      Noble Offshore Mexico Limited (19)                                                                    Cayman Islands
      Noble do Brasil Ltda. (20)                                                                                    Brazil
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            NOBLE CORPORATION SUBSIDIARIES (AS OF FEBRUARY 24, 2005)
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      SUBSIDIARY NAME                                                                        INCORPORATED OR ORGANIZED IN:
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
      372733 Alberta Inc. (21)                                                                                     Alberta
      Bawden Drilling Inc. (21)                                                                                   Delaware
      Bawden Drilling International Ltd. (21)                                                                      Bermuda
      Noble International Services Ltd. (21)                                                                       Bermuda
      Triton Drilling Services Nigeria Limited (22)                                                                Nigeria
      Triton International de Mexico, S.A. de C.V. (22)                                                             Mexico
      Noble Drilling (Nederland) B.V. (23)                                                                 The Netherlands
      Noble CROSCO Drilling Ltd. (24)                                                                       Cayman Islands
      Noble Rochford Drilling (North Sea) Ltd. (25)                                                         Cayman Islands
      TSIA International (Antilles) N.V. (25)                                                     The Netherlands Antilles
      Arktik Drilling Limited, Inc. (26)                                                                           Bahamas
      Noble Drilling International Ltd. (27)                                                                       Bermuda
      Noble Drilling International Services Pte Ltd. (27)                                                        Singapore
      Noble Drilling (Malaysia) Sdn. Bhd. (27)                                                                    Malaysia
      Noble Drilling Arabia Limited (28)                                                                      Saudi Arabia
      Noble Drilling de Venezuela C.A. (28)                                                                      Venezuela
      Noble Offshore de Venezuela C.A. (28)                                                                      Venezuela
      Noble Drilling (U.K.) Ltd. (29)                                                                                 U.K.
      Noble Drilling (Land Support) Limited (29)                                                                      U.K.
      Noble CROSCO Operating Ltd. (30)                                                                      Cayman Islands
      Resolute Insurance Group Ltd. (31)                                                                           Bermuda

1     100% owned by Noble Corporation
2     100% owned by Noble Holding (U.S.) Corporation
3     100% owned by Noble Holding International Limited
4     100% owned by Noble Holding Europe Sarl
5     100% owned by Noble Downhole Technology Ltd.
6     100% owned by Noble Engineering & Development Limited
7     100% owned by Noble Drilling Corporation
8     100% owned by Noble Drilling (Deutschland) GmbH
9     100% owned by Noble Wellbore Technologies Inc.
10    100% owned by Noble Drilling Holding LLC
11    Joint venture (owned 49% by Noble Drilling Holding LLC)
12    99% owned by Noble Drilling Holding Limited, 1% owned by Noble Drilling Holding LLC
13    100% owned by Noble Drilling (Denmark) Holding ApS
14    100% owned by Noble Drilling (U.S.) Inc.
15    100% owned by Noble Drilling International Inc.
16    100% owned by Triton Engineering Services Company
17    95% owned by Noble Drilling International Inc., 5% owned by Noble Drilling (U.S.) Inc.
18    99% owned by Noble Drilling Services Norge AS
19    100% owned by Noble Drilling International (Cayman) Ltd.
20    99% owned by Noble Drilling International (Cayman) Ltd., 1% owned by Noble Asset Company Limited
21    100% owned by Noble Drilling (Canada) Ltd.
22    100% owned by Triton International Inc.
23    100% owned by Noble Drilling (Denmark) ApS
24    Joint venture (owned 50% by Noble Asset Company Limited)
25    100% owned by Noble Asset Company Limited
26    Joint venture (owned 82% by Noble Asset Company Limited)
27    100% owned by Noble Enterprises Limited (70% in the case of Noble Drilling (Malaysia) Sdn. Bhd.)
28    100% owned by Noble International Limited
29    100% owned by Noble Drilling (N.S.) Limited
30    100% owned by Noble CROSCO Drilling Ltd.
31    100% owned by Bawden Drilling International Ltd.
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